FOR IMMEDIATE RELEASE

CONTACT:
Mark Donohue
(908) 409-6718

AMNEAL ANNOUNCES SOLID THIRD QUARTER 2018 FINANCIAL RESULTS

‒ Net Revenue of $476 Million; Diluted EPS of $0.05; Adjusted Diluted EPS of $0.28 ‒
‒ Integration of Amneal and Impax Nearing Completion; On Track to Achieve More Than $200 Million in Cost Synergies ‒
‒ Company Tightens Existing 2018 Financial Guidance ‒

BRIDGEWATER, NJ, November 7, 2018 - Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (the “Company”) announced its results today for the quarter ended September 30, 2018.

“The third quarter was defined by solid financial performance and strategic accomplishments as we advanced the integration of Impax and Amneal, completed two strategic partnerships that strengthen our portfolio and launched 11 new generic products,” said Rob Stewart, President and CEO of Amneal. “We delivered revenue of $476 million and adjusted EBITDA1 of $163 million as both our Generics and Specialty Pharma businesses grew sequentially, on a combined basis, compared with the second quarter of 2018.

“The Generics business benefited from higher sales of Yuvafem® and the seasonality of Epinephrine Auto-injector despite the product’s ongoing supply constraints. Additionally, our large and diverse generic pipeline has delivered 27 new product launches through September of this year including the 11 launched in the third quarter. Within our Specialty Pharma business, we delivered solid sequential growth led by revenue increases for Rytary®, Emverm® and Zomig®.

“We are focused on long-term strategic initiatives to position Amneal for future growth. In August, we announced partnership agreements with Jerome Stevens Pharmaceuticals, Inc. for Levothyroxine and with American Regent for a generic alternative to Makena®, important steps forward in our strategy to enhance our portfolio. Pursuing additional external growth opportunities to fuel growth remains a strategic priority.

“The integration of Impax is essentially finished and all actions required to deliver our synergy target of at least $200 million annually within three years of closing the combination are completed. We have tightened our existing 2018 guidance range to reflect the late third quarter generic competition on a few key products including Yuvafem, Aspirin Dipyridamole ER, and Oseltamivir, together with the slow start to the flu season, and ongoing Epinephrine Auto-Injector supply constraints. Despite this, we continue to focus on building Amneal from our position of strength and deploying our capital to support long-term growth initiatives that will maintain double-digit earnings growth,” concluded Stewart.

_____________________________
1 Please see “Non-GAAP Financial Measures” below.

Summary of GAAP and Combined Adjusted Results

	Three Months Ended			Variance
(Unaudited; In thousands)	Sept. 30, 2018	June 30, 2018	Sept. 30, 2017	Sequential	Year/ Year
GAAP Results[1]
Net revenue	$476,487	$413,787	$254,733	15.2%	87.1%
Net income (loss)	$17,465	$(250,090)	$27,122	107.0%	35.6%
Diluted EPS	$0.05	$(0.15)	N/A	133.3%	N/A

Non-GAAP Results[2]
Combined net revenue	$476,487	$462,328	$474,598	3.1%	0.4%
Combined adjusted net income	$82,154	$70,153	$79,465	17.1%	3.4%
Combined adjusted EBITDA	$162,917	$138,836	$147,823	17.3%	10.2%
Combined adjusted diluted EPS	$0.28	$0.24	N/A	16.7%	N/A

1 Current year financials reflect the results of Amneal Pharmaceuticals LLC consolidating the results of Impax Laboratories, LLC from the transaction closing date on May 4, 2018. Prior year GAAP results represent Amneal Pharmaceuticals LLC only.
2 Assumes the combination between Amneal Pharmaceuticals LLC and Impax Laboratories, LLC occurred on the first day of the quarter presented.

The Company’s financial results are presented in accordance with GAAP, which includes the results of Amneal Pharmaceuticals LLC consolidating the results of Impax Laboratories, LLC (“Impax”) from the transaction closing date of May 4, 2018. Management believes that using additional non-GAAP measures on a combined company basis will facilitate the evaluation of the financial performance of the Company and its ongoing operations. The adjusted results presented combine the results of Amneal with Impax as if the closing date had occurred on the first day of all periods presented. All combined business results presented in this News Release are unaudited. Such combined business results are not prepared in accordance with Article 11 of Regulation S-X. Refer to the “Non-GAAP Financial Measures” section for additional information, including reconciliations of all GAAP to non-GAAP financial measures. The calculation of Non-GAAP adjusted diluted earnings per share assumes the conversion of all outstanding shares of Class B Common Stock to shares of Class A Common Stock.

GAAP Basis Results

•
GAAP net revenue in the third quarter of 2018 was $476.5 million, an increase of 87.1%, compared to the third quarter of 2017, primarily due to the combination with Impax and the acquisition of Gemini Laboratories, LLC in May 2018, as well as new generic product launches.

•
GAAP net income in the third quarter of 2018 was $17.5 million, compared to net income of $27.1 million for the third quarter of 2017. The third quarter’s results were impacted by the combination with Impax and Gemini, including approximately $24.0 million of incremental interest expense.

•
GAAP diluted EPS in the third quarter of 2018 was $0.05. GAAP diluted EPS for the third quarter of 2017 is not available as Amneal Pharmaceuticals LLC was a privately-held company for the period presented.

Non-GAAP Combined Results

•
Net revenue in the third quarter of 2018 was $476.5 million, an increase of 0.4%, compared to the third quarter of 2017, primarily due to a 24.0% increase in Specialty Pharma business revenue, partially offset by a 3.6% decline in Generics business revenue.

•	Adjusted net income in the third quarter of 2018 was $82.2 million, an increase of 3.4%, compared to the third quarter of 2017, primarily due to favorable product sales mix.

•
Adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) in the third quarter of 2018 was $162.9 million, an increase of 10.2%, compared to the third quarter of 2017, primarily due to favorable product sales mix and cost synergies from the combination with Impax.

•	Combined adjusted diluted EPS in the third quarter of 2018 was $0.28.

Business Segment Information

The Company has two reportable segments, the Generics business and the Specialty Pharma business and does not allocate general corporate services to either segment.

Generics Business Information
The following Consolidated Statements of Operations table reconciles the Generics Business GAAP results to combined results. (Unaudited; In thousands)

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax	Combined	Actual	Impax	Combined
Revenues
Generics, net	$391,175	$—	$391,175	$254,733	$151,098	$405,831
Cost of goods sold	237,866	—	237,866	119,720	154,756	274,476
Gross profit	153,309	—	153,309	135,013	(3,658)	131,355
Selling, general, and administrative	21,030	—	21,030	15,030	5,570	20,600
Research and development	38,997	—	38,997	41,323	12,241	53,564
Intellectual property legal development expenses	3,929	—	3,929	6,693	28	6,721
Legal settlement gain	—	—	—	(21,467)	—	(21,467)
Restructuring	(2,885)	—	(2,885)	—	—	—
Operating profit (loss)	$92,238	$—	$92,238	$93,434	$(21,497)	$71,937

Gross margin	39.2%	—	39.2%	53.0%	(2.4)%	32.4%
Adjusted gross profit	$194,368	—	$194,368	$138,968	$52,203	$191,171
Adjusted gross margin	49.7%	—	49.7%	54.6%	34.5%	47.1%

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax	Combined	Actual	Impax	Combined
Revenues
Generics, net	$1,028,134	$102,237	$1,130,371	$740,285	$436,134	$1,176,419
Cost of goods sold	579,994	122,761	702,755	365,523	408,278	773,801
Gross profit	448,140	(20,524)	427,616	374,762	27,856	402,618
Selling, general, and administrative	48,854	11,896	60,750	44,838	20,072	64,910
Research and development	130,412	13,623	144,035	127,926	56,711	184,637
Intellectual property legal development expenses	12,509	—	12,509	17,786	715	18,501
Litigation, settlements and related charges	—	84,597	84,597	—	—	—
Legal settlement gain	—	—	—	(21,467)	—	(21,467)
Acquisition, integration and transaction related expenses	114,622	—	114,622	—	—	—
Restructuring	21,912	—	21,912	—	—	—
Operating profit (loss)	$119,831	$(130,640)	$(10,809)	$205,679	$(49,642)	$156,037

Gross margin	43.6%	(20.1)%	37.8%	50.6%	6.4%	34.2%
Adjusted gross profit	$527,686	$3,193	$530,879	$397,095	$166,352	$563,447
Adjusted gross margin	51.3%	3.1%	47.0%	53.6%	38.1%	47.9%

(a) Adjusted gross profit is calculated as total revenues less adjusted cost of goods sold. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Refer to the "Non-GAAP Financial Measures" for a reconciliation of GAAP to non-GAAP items.

GAAP Results

Generics business revenues of $391.2 million increased 53.6% for the third quarter of 2018, compared to the prior year period. The increase is primarily attributable to the combination with Impax as well as strong 2018 launches, including Potassium Chloride oral solution, Phytonadione tablets and Methylphenidate Hydrochloride extended release tablets, higher demand for Yuvafem, Spironoctalone cream and Diclofenac Sodium gel 1%. These increases are partially offset by lower demand for Oseltamivir, Diclofenac sodium gel 3%, and Epinephrine auto-injector due to supply constraints.

Gross margin for the third quarter of 2018 was 39.2%, compared to 53.0% for the third quarter of 2017. The decrease is primarily as a result of higher cost of sales due to incremental amortization and inventory acquisition accounting adjustments, inventory related charges, manufacturing plant closure charges, impairment of product intangible assets and lower margin products in the Impax portfolio.

Non-GAAP Combined Results

Generics business combined net revenue in the third quarter of 2018 was $391.2 million, a decrease of 3.6%, compared to $405.8 million in the prior year period. The decrease is primarily due to lower sales of Epinephrine Auto-Injector due to an ongoing supply shortage at the Company’s third-party manufacturer, increased competition on Budesonide, Lidocaine, Aspirin Dipyridamole ER and Diclofenac Sodium Gel 3%. The decrease was partially offset by increased revenue from new product launches and increased sales of Yuvafem, Spironoctalone cream and Diclofenac Sodium gel 1%.

Gross margin for the third quarter of 2018 on a combined basis was 39.2%, compared to 32.4% for the third quarter of 2017, primarily due to a decline in inventory related charges and amortization expense. Adjusted gross margin on a combined adjusted basis was 49.7% for the third quarter of 2018, compared to 47.1% in the prior year period.

Specialty Pharma Business Information
The following Consolidated Statements of Operations table reconciles the Specialty Pharma business GAAP results to combined results. (Unaudited; In thousands)

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Revenues
Rytary®, net	$33,073	$—	$33,073	$—	$21,520	$21,520
Zomig®, net	15,445	—	15,445	—	13,899	13,899
All Other Specialty Pharma Products sales, net	36,794	—	36,794	—	33,348	33,348
Total revenues	85,312	—	85,312	—	68,767	68,767
Cost of goods sold	38,516	—	38,516	—	23,026	23,026
Gross profit	46,796	—	46,796	—	45,741	45,741
Selling, general, and administrative	19,716	—	19,716	—	19,213	19,213
Research and development	4,002	—	4,002	—	3,640	3,640
Intellectual property legal development expenses	472	—	472	—	1,612	1,612
Restructuring	(27)	—	(27)	—	—	—
Operating profit	$22,633	$—	$22,633	$—	$21,276	$21,276

Gross margin	54.9%	—	54.9%	—	66.5%	66.5%
Adjusted gross profit	$67,304	—	$67,304	—	$54,903	$54,903
Adjusted gross margin	78.9%	—	78.9%	—	79.8%	79.8%

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Revenues
Rytary®, net	$53,593	$35,086	$88,679	$—	$63,347	$63,347
Zomig®, net	25,140	14,411	39,551	—	36,081	36,081
All Other Specialty Pharma Products sales, net	58,596	46,748	105,344	—	94,550	94,550
Total revenues	137,329	96,245	233,574	—	193,978	193,978
Cost of goods sold	62,474	26,731	89,205	—	68,103	68,103
Gross profit	74,855	69,514	144,369	—	125,875	125,875
Selling, general, and administrative	33,265	27,942	61,207	—	58,029	58,029
Research and development	7,131	3,664	10,795	—	14,585	14,585
Intellectual property legal development expenses	515	23	538	—	3,167	3,167
Litigation, settlements and related charges	—	940	940	—	—	—
Restructuring	2,394	—	2,394	—	—	—
Operating profit	$31,550	$36,945	$68,495	$—	$50,094	$50,094

Gross margin	54.5%	72.2%	61.8%	—	64.9%	64.9%
Adjusted gross profit	$107,964	$75,626	$183,590	—	$144,711	$144,711
Adjusted gross margin	78.6%	78.6%	78.6%	—	74.6%	74.6%

(a) Adjusted gross profit is calculated as total revenues less adjusted cost of goods sold. Adjusted gross margin is calculated as adjusted gross profit divided by total revenues. Refer to the "Non-GAAP Financial Measures" for a reconciliation of GAAP to non-GAAP items.

GAAP Results

The Specialty Pharma business is comprised of the Impax Specialty business acquired on May 4, 2018 and the Gemini Laboratories, LLC business acquired on May 7, 2018. Prior to these two transactions, Amneal did not have a specialty business.

Non-GAAP Combined Results

Specialty Pharma business net revenue in the third quarter 2018 was $85.3 million, an increase of 24.1%, compared to $68.8 million in the prior year period, driven by higher revenue from Rytary®, Zomig® and the anthelmintic products franchise.

Gross margin for the third quarter of 2018 was 54.9%, compared to 66.5% for the third quarter of 2017, driven primarily by higher amortization expense. Adjusted gross margin was 78.9% for the third quarter of 2018, compared to 79.8% in the prior year period, primarily due to product sales mix.

Corporate and Other Information
(Unaudited; In thousands)

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax	Combined	Actual	Impax	Combined

General and administrative expenses	$(37,329)	$—	$(37,329)	$(12,410)	$(31,880)	$(44,290)
Unallocated corporate expenses	$(37,329)	$—	$(37,329)	$(12,410)	$(31,880)	$(44,290)

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax	Combined	Actual	Impax	Combined

General and administrative expenses	$(74,080)	$(40,404)	$(114,484)	$(37,242)	$(82,904)	$(120,146)
Unallocated corporate expenses	$(74,080)	$(40,404)	$(114,484)	$(37,242)	$(82,904)	$(120,146)

GAAP Results

General and administrative expenses in the third quarter of 2018 were $37.3 million, an increase of $24.9 million, compared to the third quarter of 2018, primarily due to general and administrative expenses of the Impax organization since combination, which includes certain public company costs that will remain on a go-forward basis. The increase is also attributable to stock-based compensation.

Non-GAAP Combined Results

General and administrative expenses in the third quarter of 2018 were $37.3 million, a decrease of $7.0 million, compared to the third quarter of 2017, primarily due to cost synergies as a result of the business combination with Impax.

Other Information
Interest expense, net for the third quarter of 2018 was $43.0 million, compared to $19.2 million in the third quarter of 2017, due to an increase in long-term debt as a result of the business combination with Impax.

2018 Financial Guidance

Amneal’s full year 2018 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. Management believes that using additional non-GAAP measures on a combined company basis will facilitate the evaluation of the financial performance of the Company and its ongoing operations. The Company does not provide forward-looking guidance metrics on a GAAP basis. Consequently, the Company cannot provide a reconciliation between non-GAAP expectations and corresponding GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses, asset impairments and certain and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.

2018 Key Guidance Assumptions

•
Tightened the range of full year 2018 adjusted EBITDA and adjusted EPS guidance due to generic competition, which occurred late in the third quarter on Yuvafem, Aspirin Dipyridamole ER, Diclofenac Sodium Gel 1%, and Oseltamivir (including the slow start to flu season), the loss of exclusivity on Albenza® and the ongoing supply constraints for Epinephrine Auto-Injector.

•	Generics business growth driven by new product launches which are expected to more than offset additional competition on existing portfolio.

•	Potential opportunity to launch up to 47 generic products in 2018 including 8 the last two months of 2018

•	Specialty Pharma business growth driven by Rytary®, Zomig® nasal spray and Emverm®.

Full Year 2018 Financial Guidance
	Prior	Updated
Adjusted Gross Margins	50% to 55%	51% to 53%
Adjusted R&D as a % of Net Revenues	10% to 15%	11% to 12%
Adjusted SG&A as a % of Net Revenues	13% to 16%	15% to 16%
Adjusted EBITDA	$580 to $620 million	$580 to $585 million
Adjusted EPS	$0.90 to $1.00	$0.90 to $0.92
Adjusted Effective Tax Rate	20% to 22%	Approximately 21%
Capital Expenditures	$80 to $100 million	Approximately $90 million
Diluted Shares Outstanding	Approximately 300 million	Approximately 300 million

Conference Call Information

Amneal will hold a conference call on November 7, 2018 at 8:30 a.m. Eastern Time to discuss its results. The call and presentation can also be accessed via a live Webcast through the Investor Relations section of Amneal’s Web site at
https://investors.amneal.com/investor-relations, or directly at https://event.on24.com/wcc/r/1821566/B0F8BD4D6CEF9543C52C47B3B3FA1A30. The number to call from within the United States is (877) 356-3814 and (706) 758-0033 internationally. The conference ID is 3488019. A replay of the conference call will be available shortly after the call for a period of seven days. To access the replay, dial (855) 859-2056 (in the U.S.) and (404) 537-3406 (international callers).

About Amneal
Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is an integrated pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. The Company has approximately 6,500 employees in its operations in North America, Asia, and Europe, working together to bring high-quality medicines to patients primarily within the United States.

Amneal is one of the largest and fastest growing generic pharmaceutical manufacturers in the United States, with an expanding portfolio of generic products to include complex dosage forms in a broad range of therapeutic areas. The Company also markets a portfolio of branded pharmaceutical products through its Specialty Pharma division focused principally on central nervous system disorders and parasitic infections. For more information, visit www.amneal.com.

Safe Harbor Statement
Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including, among other things, future operating results and financial performance, product development and launches, integration strategies and resulting cost reduction, market position and business strategy. Words such as “may,” “will,” “could,” “expect,” “plan,” “anticipate,”

“intend,” “believe,” “estimate,” “assume,” “continue,” and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Amneal Pharmaceuticals, Inc. (the “Company”). Such risks and uncertainties include, but are not limited to: the impact of global economic conditions; our ability to integrate the operations of Amneal Pharmaceuticals LLC and Impax Laboratories, LLC pursuant to the business combination completed on May 4, 2018, and our ability to realize the anticipated synergies and other benefits of the combination; our ability to successfully develop and commercialize new products; our ability to obtain exclusive marketing rights for our products and to introduce products on a timely basis; the competition we face in the pharmaceutical industry from brand and generic drug product companies, and the impact of that competition on our ability to set prices; our ability to manage our growth; the illegal distribution and sale by third parties of counterfeit versions of our products or of stolen products; market perceptions of us and the safety and quality of our products; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; our ability to develop, license or acquire and introduce new products on a timely basis; the ability of our approved products to achieve expected levels of market acceptance; the risk that we may discontinue the manufacture and distribution of certain existing products; the impact of manufacturing or quality control problems; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including United States federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to FDA product approval requirements; risks related to federal regulation of arrangements between manufacturers of branded and generic products; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; our dependence on a few locations that produce a majority of our products; relationships with our major customers; the continuing trend of consolidation of certain customer groups; our reliance on certain licenses to proprietary technologies from time to time; our dependence on third party suppliers and distributors for raw materials for our products and certain finished goods; the time necessary to develop generic and branded drug products; our dependence on third parties for testing required for regulatory approval of our products; our dependence on third party agreements for a portion of our product offerings; our ability to make acquisitions of or investments in complementary businesses and products on advantageous terms; regulatory oversight related to our international operations; our increased exposure to tax liabilities due to our international operations and the impact of recent U.S. tax legislation; payments required by our Tax Receivable Agreement; our involvement in various legal proceedings, including those brought by third parties alleging infringement of their intellectual property rights; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; the significant amount of resources we expend on research and development; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; risks inherent in conducting clinical trials; our reporting and payment obligations under the Medicaid rebate program and other government purchase and rebate programs; quarterly fluctuations in our operating results; adjustments to our reserves based on price adjustments and sales allowances; investigations and litigation concerning the calculation of average wholesale prices; the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by a group of stockholders. A further list and descriptions of these risks, uncertainties and other factors can be found in the Company’s most recently filed Quarterly Report on Form 10-Q and in the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.amneal.com or on request from the Company.

Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.

Trademarks referenced herein are the property of their respective owner.

# # #

Amneal Pharmaceutical, Inc.
Consolidated Statements of Operations
(Unaudited; In thousands, except per share amounts)

	Three months ended		Nine months ended
	Sept. 30, 2018	Sept. 30, 2017	Sept. 30, 2018	Sept. 30, 2017
Net Revenue	$476,487	$254,733	$1,165,463	$740,285
Cost of goods sold	276,382	119,720	642,468	365,523
Gross profit	200,105	135,013	522,995	374,762
Selling, general and administrative	78,075	27,440	156,199	82,080
Research and development	42,999	41,323	137,543	127,926
Intellectual property legal development expenses	4,401	6,693	13,024	17,786
Legal settlement gain	—	(21,467)	—	(21,467)
Acquisition, transaction-related and integration expenses	2,231	2,271	216,873	2,353
Restructuring expenses	(2,156)	—	42,309	—
Operating income (loss)	74,555	78,753	(42,953)	166,084
Other (expense) income:
Interest expense, net	(43,018)	(19,218)	(100,691)	(51,105)
Foreign exchange (loss) gain	(5,137)	(4,178)	(22,518)	25,751
Loss on extinguishment of debt	—	—	(19,667)	(2,531)
Loss on sale of international operations	(2,812)	(28,880)	(2,812)	(28,880)
Other (expense) income	(1,014)	(93)	725	(71)
Total other expense, net	(51,981)	(52,369)	(144,963)	(56,836)
Income (loss) before income taxes	22,574	26,384	(187,916)	109,248
Provision for (benefit from) income taxes	5,109	(738)	(6,943)	2,117
Net income (loss)	17,465	27,122	(180,973)	107,131
Less: Net (income) loss attributable to Amneal Pharmaceuticals LLC pre-Combination	—	(26,780)	148,806	(106,079)
Less: Net (income) loss attributable to non-controlling interests	(10,577)	(342)	21,191	(1,052)
Net income (loss) attributable to Amneal Pharmaceuticals, Inc. before accretion of redeemable non-controlling interest	6,888	—	(10,976)	—
Accretion of redeemable non-controlling interest	64	—	(1,176)	—
Net income (loss) attributable to Amneal Pharmaceuticals, Inc.	$6,952	$—	$(12,152)	$—

Net income (loss) per share attributable to Amneal Pharmaceuticals, Inc.'s common stockholders:
Class A and Class B-1 basic	$0.05		$(0.10)
Class A and Class B-1 diluted	$0.05		$(0.10)

Weighted-average common shares outstanding:
Class A and Class B-1 basic	127,247		127,196
Class A and Class B-1 diluted	128,222		127,196

Amneal Pharmaceutical, Inc.
Condensed Consolidated Balance Sheets
(Unaudited; In thousands)

	September 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$165,192	$74,166
Restricted cash	7,001	3,756
Trade accounts receivable, net	641,029	351,367
Inventories	490,768	284,038
Prepaid expenses and other current assets	126,386	42,396
Related party receivables	925	16,210
Total current assets	1,431,301	771,933
Property, plant and equipment, net	567,498	486,758
Goodwill	410,616	26,444
Intangible assets, net	1,733,020	44,599
Deferred tax asset, net	365,971	898
Other assets	73,642	11,257
Total assets	$4,582,048	$1,341,889

Liabilities and Stockholders' Equity / Members' Deficit
Current liabilities:
Accounts payable and accrued expenses	$513,122	$194,779
Note payable-related party	78,126	—
Current portion of long-term debt and financing obligations, net	121,694	89,482
Related party payables	36,329	12,622
Total current liabilities	749,271	296,883
Long-term debt and financing obligations, net	2,675,108	1,395,261
Deferred income taxes	1,761	2,491
Liabilities under tax receivable agreement	195,820	—
Other long-term liabilities	44,769	7,793
Related party payable- long term	—	15,043
Total long-term liabilities	2,917,458	1,420,588
Total stockholders' equity / members' deficit	915,319	(375,582)
Total liabilities and stockholders' / members’ deficit	$4,582,048	$1,341,889

Amneal Pharmaceutical, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited; In thousands)

	Nine Months Ended
	September 30,
	2018	2017
Cash flows from operating activities:
Net (loss) income	$(180,973)	$107,131
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	89,910	33,094
Unrealized foreign currency loss (gain)	21,560	(27,692)
Amortization of debt issuance costs	4,220	3,895
Loss on extinguishment of debt	19,667	2,531
Loss on sale of certain international businesses	2,812	28,880
Transaction costs paid by Amneal Holdings, LLC	—	2,008
Intangible asset impairment charges	8,474	—
Deferred tax provision	(9,111)	(534)
Stock-based compensation and PPU expense	163,991	0
Inventory provision	20,755	1,510
Other operating charges and credits, net	(1,955)	431
Changes in assets and liabilities:
Trade accounts receivable, net	(74,711)	48,468
Inventories	(53,708)	(25,186)
Prepaid expenses, other current assets and other assets	9,803	(18,604)
Related party receivables	10,828	1,397
Accounts payable, accrued expenses and other liabilities	(26,858)	5,583
Related party payables	(14,125)	6,010
Net cash (used in) provided by operating activities	(9,421)	168,922
Investing activities:
Purchases of property, plant and equipment	(63,065)	(70,153)
Acquisition of product rights and licenses	(14,000)	(19,500)
Acquisitions, net of cash acquired	(324,634)	—
Net cash used in investing activities	(401,699)	(89,653)
Financing activities:
Payments of deferred financing costs and debt extinguishment costs	(54,955)	(5,026)
Proceeds from issuance of debt	1,325,383	250,000
Payments of principal on debt, financing obligations and capital leases	(610,482)	(10,260)
Net borrowings on revolving credit line	25,000	25,000
Proceeds from exercise of stock options	3,162	—
Equity contributions	27,742	40
Capital contribution from non-controlling interest	360	—
Acquisition of redeemable non-controlling interest	(11,775)	—
Distributions to members	(182,998)	(355,265)
Repayment of related party note	(14,842)	—
Net cash provided by (used in) financing activities	506,595	(95,511)
Effect of foreign exchange rate on cash	(1,204)	50
Net increase (decrease) in cash, cash equivalents, and restricted cash	94,271	(16,192)
Cash, cash equivalents, and restricted cash - beginning of period	77,922	37,546
Cash, cash equivalents, and restricted cash - end of period	$172,193	$21,354

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

Combined adjusted revenue, adjusted net income, adjusted diluted EPS, EBITDA, adjusted EBITDA, adjusted cost of goods sold, adjusted gross profit, adjusted gross profit margin, adjusted selling, general and administrative expenses and adjusted research and development expenses are not measures of financial performance under generally accepted accounting principles (GAAP) and should not be construed as a measure of financial performance. However, management uses both GAAP financial measures and the disclosed non-GAAP financial measures internally to evaluate and manage the Company’s operations and to better understand its business. Further, management believes the addition of non-GAAP financial measures provides meaningful supplementary information to, and facilitates analysis by, investors in evaluating the Company’s financial performance, results of operations and trends. The Company’s calculations of combined adjusted revenue, adjusted net income, adjusted diluted EPS, EBITDA, adjusted EBITDA, adjusted cost of goods sold, adjusted gross profit, adjusted gross profit margin, adjusted selling, general and administrative expenses and adjusted research and development expenses may not be comparable to similarly designated measures reported by other companies, since companies and investors may differ as to what type of events warrant adjustment.

The following Consolidated Statements of Operations table reconciles actual results to combined results:

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
(Unaudited: In thousands)		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Revenues:
Generics, net	$391,175	$—	$391,175	$254,733	$151,098	$405,831
Specialty Pharma, net	85,312	—	85,312	—	68,767	68,767
Total revenues	476,487	—	476,487	254,733	219,865	474,598
Cost of goods sold	276,382	—	276,382	119,720	177,782	297,502
Gross profit	200,105	—	200,105	135,013	42,083	177,096
Selling, general and administrative	78,075	—	78,075	27,440	56,663	84,103
Research and development	42,999	—	42,999	41,323	15,881	57,204
Intellectual property legal development expenses	4,401	—	4,401	6,693	1,640	8,333
Impairment loss on tangible assets	—	—	—	—	828	828
Gain on sale of assets	—	—	—	—	(4,708)	(4,708)
Change in FV of contingent consideration	—	—	—	—	6,333	6,333
Legal settlement gain	—	—	—	(21,467)	—	(21,467)
Acquisition, transaction-related and integration expenses	2,231	—	2,231	2,271	—	2,271
Restructuring expenses	(2,156)	—	(2,156)	—	—	—
Operating income (loss)	74,555	—	74,555	78,753	(34,554)	44,199
Other (expense) income:
Interest expense, net	(43,018)	—	(43,018)	(19,218)	(13,300)	(32,518)
Foreign exchange (loss) gain	(5,137)	—	(5,137)	(4,178)	—	(4,178)
Loss on sale of international operations	(2,812)	—	(2,812)	(28,880)	—	(28,880)
Other (expense) income	(1,014)	—	(1,014)	(93)	352	259
Total other (expense) income, net	(51,981)	—	(51,981)	(52,369)	(12,948)	(65,317)
Income (loss) before income taxes	22,574	—	22,574	26,384	(47,502)	(21,118)
Provision for (benefit from) income taxes	5,109	—	5,109	(738)	(3,045)	(3,783)
Net income (loss)	17,465	—	17,465	27,122	(44,457)	(17,335)
Less: Net income attributable to Amneal Pharmaceuticals LLC pre-Combination	—			(26,780)
Less: Net income attributable to non-controlling interests	(10,577)			(342)
Accretion of redeemable non-controlling interest	64			—
Net income attributable to Amneal Pharmaceuticals, Inc.	$6,952			$—

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following Consolidated Statements of Operations table reconciles actual results to combined results: (Unaudited; In thousands)

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Revenues:
Generics, net	$1,028,134	$102,237	$1,130,371	$740,285	$436,134	$1,176,419
Specialty Pharma, net	137,329	96,245	233,574	—	193,978	193,978
Total revenues	1,165,463	198,482	1,363,945	740,285	630,112	1,370,397
Cost of goods sold	642,468	149,492	791,960	365,523	476,381	841,904
Gross profit	522,995	48,990	571,985	374,762	153,731	528,493
Selling, general and administrative	156,199	80,242	236,441	82,080	161,005	243,085
Research and development	137,543	17,287	154,830	127,926	71,296	199,222
Intellectual property legal development expenses	13,024	23	13,047	17,786	3,882	21,668
Impairment loss on tangible assets	—	—	—	—	828	828
Gain on sale of assets	—	—	—	—	(4,708)	(4,708)
Change in FV of contingent consideration	—	—	—	—	6,333	6,333
Legal settlement gain	—	—	—	(21,467)	—	(21,467)
Litigation, settlements and related charges	—	85,537	85,537	—	—	—
Acquisition, transaction-related and integration expenses	216,873	4,381	221,254	2,353	—	2,353
Restructuring expenses	42,309	—	42,309	—	—	—
Operating (loss) income	(42,953)	(138,480)	(181,433)	166,084	(84,905)	81,179
Other (expense) income:
Interest expense, net	(100,691)	(18,231)	(118,922)	(51,105)	(39,740)	(90,845)
Foreign exchange (loss) gain	(22,518)	921	(21,597)	25,751	—	25,751
Loss on early extinguishment of debt	(19,667)	—	(19,667)	(2,531)	(1,215)	(3,746)
Loss on sale of international operations	(2,812)	—	(2,812)	(28,880)	—	(28,880)
Other income (expense)	725	(638)	87	(71)	(1,430)	(1,501)
Total other (expense) income, net	(144,963)	(17,948)	(162,911)	(56,836)	(42,385)	(99,221)
(Loss) income before income taxes	(187,916)	(156,428)	(344,344)	109,248	(127,290)	(18,042)
(Benefit from) provision for income taxes	(6,943)	(6,273)	(13,216)	2,117	27,336	29,453
Net (loss) income	(180,973)	(150,155)	(331,128)	107,131	(154,626)	(47,495)
Less: Net loss (income) attributable to Amneal Pharmaceuticals LLC pre-Combination	148,806			(106,079)
Less: Net loss (income) attributable to non-controlling interests	21,191			(1,052)
Accretion of redeemable non-controlling interest	(1,176)			—
Net (loss) attributable to Amneal Pharmaceuticals, Inc.	$(12,152)			$—

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following table reconciles actual net income (loss) to combined adjusted net income and adjusted diluted earnings per share: (Unaudited; In thousands, except per share amounts)

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net income (loss)	$17,465	$—	$17,465	$27,122	$(44,457)	$(17,335)
Adjusted to add (deduct):
Non-cash interest	1,452	—	1,452	1,432	6,547	7,979
GAAP Income taxes	5,109	—	5,109	(738)	(3,045)	(3,783)
Amortization	25,655	—	25,655	1,278	17,088	18,366
Share-based compensation expense	3,590	—	3,590	—	6,490	6,490
Acquisition, transaction and integration	2,231	—	2,231	2,271	—	2,271
Restructuring and severance charges	(2,156)	—	(2,156)	—	10,937	10,937
Inventory related charges	17,422	—	17,422	2,677	20,478	23,155
Litigation, settlements and related charges	2,589	—	2,589	—	—	—
Gain on sale of assets	—	—	—	—	(4,379)	(4,379)
Asset impairment charges	8,541	—	8,541	—	13,623	13,623
Plant closure	10,199	—	10,199	—	4,334	4,334
Exchange loss	5,137	—	5,137	4,178	—	4,178
Loss on sale of international operations	2,812	—	2,812	28,880	—	28,880
Other	3,947	—	3,947	1,700	9,495	11,195
Income tax at 21%	(21,839)	—	(21,839)	(14,448)	(11,998)	(26,446)
Adjusted net income	$82,154	$—	$82,154	$54,352	$25,113	$79,465
Adjusted diluted earnings per share			$0.28

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following table reconciles actual net income (loss) to combined adjusted net income and adjusted diluted earnings per share: (Unaudited; In thousands, except per share amounts)

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net income (loss)	$(180,973)	$(150,155)	$(331,128)	$107,131	$(154,626)	$(47,495)
Adjusted to add (deduct):
Non-cash interest	7,029	9,413	16,442	3,895	19,289	23,184
GAAP Income taxes	(6,943)	(6,273)	(13,216)	2,117	27,336	29,453
Amortization	44,109	19,935	64,044	3,051	51,539	54,590
Share-based compensation expense	5,234	4,816	10,050	—	19,672	19,672
Acquisition, transaction and integration	217,969	9,829	227,798	2,353	150	2,503
Restructuring and severance charges	42,309	5,123	47,432	1,761	32,654	34,415
Loss on extinguishment of debt	19,667	—	19,667	2,531	1,215	3,746
Inventory related charges	44,905	9,894	54,799	19,282	20,478	39,760
Litigation, settlements and related charges	2,589	90,099	92,688	—	7,494	7,494
Loss/(gain) on sale of assets	878	—	878	—	(16,579)	(16,579)
Asset impairment charges	8,541	53	8,594	—	60,876	60,876
Plant closure	15,235	—	15,235	—	4,334	4,334
Royalty expense	—	—	—	8,684	—	8,684
Exchange loss (gain)	22,518	(921)	21,597	(25,751)	—	(25,751)
Loss on sale of international operations	2,812	—	2,812	28,880	—	28,880
Other	5,827	1,953	7,780	4,158	15,382	19,540
Income tax at 21%	(52,858)	1,309	(51,549)	(33,199)	(22,934)	(56,133)
Adjusted net income (loss)	$198,848	$(4,925)	$193,923	$124,893	$66,280	$191,173
Adjusted diluted earnings per share			$0.65

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following table reconciles actual net income (loss) to combined EBITDA and combined adjusted EBITDA:
(Unaudited, In thousands)

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net income (loss)	$17,465	$—	$17,465	$27,122	$(44,457)	$(17,335)
Adjusted to add (deduct):
Interest expense, net	43,018	—	43,018	19,218	13,300	32,518
Income taxes	5,109	—	5,109	(738)	(3,045)	(3,783)
Depreciation and amortization	43,013	—	43,013	11,958	23,781	35,739
EBITDA	108,605	—	108,605	57,560	(10,421)	47,139

Adjusted to add (deduct):
Share-based compensation expense	3,590	—	3,590	—	6,490	6,490
Acquisition, transaction and integration	2,231	—	2,231	2,271	—	2,271
Restructuring and severance charges	(2,156)	—	(2,156)	—	10,937	10,937
Inventory related charges	17,422	—	17,422	2,677	20,478	23,155
Litigation, settlements and related charges	2,589	—	2,589	—	—	—
(Gain)/loss on sale of assets	—	—	—	—	(4,379)	(4,379)
Asset impairment charges	8,541	—	8,541	—	13,623	13,623
Plant closure	10,199	—	10,199	—	4,334	4,334
Exchange loss	5,137	—	5,137	4,178	—	4,178
Loss on sale of international operations	2,812	—	2,812	28,880	—	28,880
Other	3,947	—	3,947	1,700	9,495	11,195
Adjusted EBITDA	$162,917	$—	$162,917	$97,266	$50,557	$147,823

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following table reconciles actual net income (loss) to combined EBITDA and combined adjusted EBITDA:
(Unaudited; In thousands)

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net (loss) income	$(180,973)	$(150,155)	$(331,128)	$107,131	$(154,626)	$(47,495)
Adjusted to add (deduct):
Interest expense, net	100,691	18,445	119,136	51,105	39,740	90,845
Income taxes	(6,943)	(6,273)	(13,216)	2,117	27,336	29,453
Depreciation and amortization	89,910	24,902	114,812	33,094	72,234	105,328
EBITDA	2,685	(113,081)	(110,396)	193,447	(15,316)	178,131

Adjusted to add (deduct):
Share-based compensation expense	5,234	4,816	10,050	—	19,672	19,672
Acquisition, transaction and integration	217,969	9,829	227,798	2,353	150	2,503
Restructuring and severance charges	42,309	5,123	47,432	1,761	32,654	34,415
Loss on extinguishment of debt	19,667	—	19,667	2,531	1,215	3,746
Inventory related charges	44,905	9,894	54,799	19,282	20,478	39,760
Litigation, settlements and related charges	2,589	90,099	92,688	—	7,494	7,494
Loss/(gain) on sale of assets	878	—	878	—	(16,579)	(16,579)
Asset impairment charges	8,541	53	8,594	—	60,876	60,876
Plant closure	15,235	—	15,235	—	4,334	4,334
Royalty expense	—	—	—	8,684	—	8,684
Exchange loss (gain)	22,518	(921)	21,597	(25,751)	—	(25,751)
Loss on sale of international operations	2,812	—	2,812	28,880	—	28,880
Other	5,827	653	6,480	4,158	15,382	19,540
Adjusted EBITDA	$391,169	$6,465	$397,634	$235,345	$130,360	$365,705

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following tables reconcile actual cost of goods sold to combined adjusted cost of goods sold for purposes of determining combined adjusted cost of goods sold, combined adjusted gross profit and combined adjusted gross margin: (Unaudited; In thousands)

Consolidated Total Company

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$276,382	$—	$276,382	$119,720	$177,782	$297,502
Adjusted to deduct:
Amortization	25,655	—	25,655	1,278	17,086	18,364
Inventory step-up	17,050	—	17,050	—	—	—
Plant closure	10,199	—	10,199	—	4,334	4,334
Asset impairment charges	7,891	—	7,891	—	13,623	13,623
Share-based compensation expense	400	—	400	—	—	—
Restructuring and severance	—	—	—	—	9,502	9,502
Other inventory related charges	372	—	372	2,677	20,478	23,155
Adjusted cost of goods sold	$214,815	$—	$214,815	$115,765	$112,759	$228,524

Adjusted gross profit	$261,672	—	$261,672	$138,968	$107,106	$246,074
Adjusted gross margin	54.9%	—	54.9%	54.6%	48.7%	51.8%

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$642,468	$149,492	$791,960	$365,523	$476,381	$841,904
Adjusted to deduct:
Amortization	44,109	19,935	64,044	3,051	51,537	54,588
Inventory step-up	32,250	—	32,250	—	—	—
Plant closure	15,235		15,235	—	4,334	4,334
Asset impairment charges	7,891	—	7,891	—	52,903	52,903
Share-based compensation expense	515		515	—	—	—
Restructuring and severance	—	—	—	—	28,080	28,080
Other inventory related charges	12,655	9,894	22,549	19,282	20,478	39,760
Adjusted cost of goods sold	$529,813	$119,663	$649,476	$343,190	$319,049	$662,239

Adjusted gross profit	$635,650	$78,819	$707,586	$397,095	$311,063	$708,158
Adjusted gross margin	54.5%	39.7%	52.4%	53.6%	49.4%	51.7%

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following tables reconcile the actual cost of goods sold to combined adjusted cost of goods sold for purposes of determining combined adjusted cost of goods sold, combined adjusted gross profit and combined adjusted gross margin: (Unaudited; In thousands)

Generics Business

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$237,866	$—	$237,866	$119,720	$154,756	$274,476
Adjusted to deduct:
Amortization	6,107	—	6,107	1,278	13,181	14,459
Inventory step-up	16,090	—	16,090	—	—	—
Plant closure	10,199	—	10,199	—	4,334	4,334
Asset impairment charges	7,891	—	7,891	—	13,623	13,623
Share-based compensation expense	400	—	400	—	—	—
Restructuring and severance	—	—	—	—	4,245	4,245
Other inventory related charges	372	—	372	2,677	20,478	23,155
Adjusted cost of goods sold	$196,807	$—	$196,807	$115,765	$98,895	$214,660

Adjusted gross profit	$194,368	—	$194,368	$138,968	$52,203	$191,171
Adjusted gross margin	49.7%	—	49.7%	54.6%	34.5%	47.1%

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$579,994	$122,761	$702,755	$365,523	$408,278	$773,801
Adjusted to deduct:
Amortization	13,910	13,823	27,733	3,051	39,964	43,015
Inventory step-up	29,340	—	29,340	—	—	—
Plant closure	15,235	—	15,235	—	4,334	4,334
Asset impairment charges	7,891	—	7,891	—	52,903	52,903
Share-based compensation expense	515	—	515	—	—	—
Restructuring and severance	—	—	—	—	20,817	20,817
Other inventory related charges	12,655	9,894	22,549	19,282	20,478	39,760
Adjusted cost of goods sold	$500,448	$99,044	$599,492	$343,190	$269,782	$612,972

Adjusted gross profit	$527,686	$3,193	$530,879	$397,095	$166,352	$563,447
Adjusted gross margin	51.3%	3.1%	47.0%	53.6%	38.1%	47.9%

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following tables reconcile the actual cost of goods sold to combined adjusted cost of goods sold for purposes of determining combined adjusted cost of goods sold, combined adjusted gross profit and combined adjusted gross margin: (Unaudited; In thousands)

Specialty Pharma Business

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$38,516	$—	$38,516	$—	$23,026	$23,026
Adjusted to deduct:
Amortization	19,548	—	19,548	—	3,905	3,905
Inventory step-up	960	—	960	—	—	—
Restructuring and severance	—	—	—	—	5,257	5,257
Adjusted cost of goods sold	$18,008	$—	$18,008	$—	$13,864	$13,864

Adjusted gross profit	$67,304	—	$67,304	—	$54,903	$54,903
Adjusted gross margin	78.9%	—	78.9%	—	79.8%	79.8%

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$62,474	$26,731	$89,205	$—	$68,103	$68,103
Adjusted to deduct:
Amortization	30,199	6,112	36,311	—	11,573	11,573
Inventory step-up	2,910	—	2,910	—	—	—
Restructuring and severance	—	—	—	—	7,263	7,263
Adjusted cost of goods sold	$29,365	$20,619	$49,984	$—	$49,267	$49,267

Adjusted gross profit	$107,964	$75,626	$183,590	—	$144,711	$144,711
Adjusted gross margin	78.6%	78.6%	78.6%	—	74.6%	74.6%

Amneal Pharmaceutical, Inc.

Non-GAAP Financial Measures

The following tables reconcile the actual selling, general and administrative expenses to combined adjusted selling, general and administrative expenses: (Unaudited; In thousands)

Consolidated Total Company

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Selling, general and administrative expenses	$78,075	$—	$78,075	$27,440	$56,663	$84,103
Adjusted to deduct:
Business development expenses	—	—	—	—	2,833	2,833
Share-based compensation expense	2,836	—	2,836	—	—	—
Legal expenses	2,589	—	2,589	—	214	214
Restructuring and severance charges	—	—	—	—	511	511
Other	3,409	—	3,409	—	—	—
Adjusted selling, general and administrative expenses	$69,241	$—	$69,241	$27,440	$53,105	$80,545

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Selling, general and administrative expenses	$156,199	$80,242	$236,441	$82,080	$161,005	$243,085
Adjusted to deduct:
Business development expenses	—	—	—	—	2,925	2,925
Share-based compensation expense	4,259	5,037	9,296	—	—	—
Legal expenses	2,589	—	2,589	—	(191)	(191)
Restructuring and severance charges	—	—	—	—	782	782
Other	6,167	2,006	8,173	—	—	—
Adjusted selling, general and administrative expenses	$143,184	$73,199	$216,383	$82,080	$157,489	$239,569

Amneal Pharmaceutical, Inc.
Non-GAAP Financial Measures

The following tables reconcile the actual research and development expenses to combined adjusted research and development expenses: (Unaudited; In thousands)

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Research and development expenses	$42,999	$—	$42,999	$41,323	$15,881	$57,204
Intellectual property legal development expenses	4,401	—	4,401	6,693	1,640	8,333
Adjusted to deduct:
Intangible asset impairment charges	650	—	650	—	—	—
Share-based compensation expense	354	—	354	—	—	—
Restructuring and severance charges	—	—	—	—	356	356
Other	(414)	—	(414)	—	60	60
Adjusted research and development expenses	$46,810	$—	$46,810	$48,016	$17,105	$65,121

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Research and development expenses	$137,543	$17,287	$154,830	$127,926	$71,296	$199,222
Intellectual property legal development expenses	13,024	23	13,047	17,786	3,882	21,668
Adjusted to deduct:
Intangible asset impairment charges	650	—	650	—	6,079	6,079
Share-based compensation expense	460	—	460	—	—	—
Restructuring and severance charges	—	—	—	—	3,281	3,281
Other	(414)	—	(414)	—	2,535	2,535
Adjusted research and development expenses	$149,871	$17,310	$167,181	$145,712	$63,283	$208,995

The following tables reconcile the actual income (loss) from operations to combined adjusted income (loss) from operations: (Unaudited; In thousands)

Generics Business

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Income (loss) from operations	$92,238	$—	$92,238	$93,434	$(21,497)	$71,937
Adjusted to deduct:
Amortization	6,107	—	6,107	1,278	13,181	14,459
Inventory related charges including inventory step-up	16,462	—	16,462	2,677	20,478	23,155
Plant closure	10,199	—	10,199	—	4,334	4,334
Asset impairment charges	8,541	—	8,541	—	13,623	13,623
Share-based compensation expense	1,201	—	1,201	—	—	—
Restructuring and severance	(2,885)	—	(2,885)	—	4,601	4,601
Other	(314)	—	(314)	—	60	60
Adjusted income from operations	$131,549	$—	$131,549	$97,389	$34,780	$132,169

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Income (loss) from operations	$119,831	$(130,640)	$(10,809)	$205,679	$(49,642)	$156,037
Adjusted to deduct:
Acquisition, transaction and integration	114,622	—	114,622	—	—	—
Amortization	13,910	13,823	27,733	3,051	39,964	43,015
Inventory related charges including inventory step-up	41,995	9,894	51,889	19,282	20,478	39,760
Plant closure	15,235	—	15,235	—	4,334	4,334
Asset impairment charges	8,541	—	8,541	—	58,982	58,982
Share-based compensation expense	1,422	—	1,422	—	—	—
Restructuring and severance	21,912	—	21,912	—	23,183	23,183
Litigation, settlements and related charges	—	84,597	84,597	—	—	—
Other	(314)	—	(314)	—	2,535	2,535
Adjusted income from operations	$337,154	$(22,326)	$314,828	$228,012	$99,834	$327,846

The following tables reconcile the actual income from operations to combined adjusted income from operations: (Unaudited; In thousands)

Specialty Pharma Business

	Three months ended Sept. 30, 2018			Three months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Income from operations	$22,633	$—	$22,633	$—	$21,276	$21,276
Adjusted to deduct:
Amortization	19,548	—	19,548	—	3,905	3,905
Inventory related charges including inventory step-up	960	—	960	—	—	—
Restructuring and severance	(27)	—	(27)	—	5,257	5,257
Other	474	—	474	—	—	—
Adjusted income from operations	$43,588	$—	$43,588	$—	$30,438	$30,438

	Nine months ended Sept. 30, 2018			Nine months ended Sept. 30, 2017
		Add:			Add:
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Income (loss) from operations	$31,550	$37,885	$69,435	$—	$50,094	$50,094
Adjusted to deduct:
Amortization	30,199	6,112	36,311	—	11,573	11,573
Inventory related charges including inventory step-up	2,910	—	2,910	—	—	—
Restructuring and severance	2,394	—	2,394	—	8,178	8,178
Other	474	—	474	—	—	—
Adjusted income from operations	$67,527	$43,997	$111,524	$—	$69,845	$69,845